UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2015

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On August 24, 2015, Hubbell Incorporated (“Hubbell” or the “Company”) announced a plan to reclassify the Company’s common stock to eliminate its existing two-class structure (the “Reclassification”). In support of the Reclassification, the Company has entered into a Reclassification Agreement, dated August 23, 2015 (the “Agreement”), with Bessemer Trust Company, N.A. (the “Trustee”), in its capacity as trustee of the Louie E. Roche Trust and the Harvey Hubbell Trust (collectively, the “Trusts”), which collectively own 3,488,460 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Stock”), representing approximately 49% of Class A Stock outstanding.

The Agreement provides that, at the closing, following the satisfaction of the conditions thereto, the Company will, with the support of the Trusts, amend and restate its Restated Certificate of Incorporation (the “Proposed Amendments”). Upon the acceptance of the Proposed Amendments by the Connecticut Secretary of State (the “Effective Time”), (i) each holder of Class A Stock as of immediately prior to the Effective Time shall become entitled to receive cash in the amount of $28.00 for each share of Class A Stock held and (ii) each share of Class A Stock issued and outstanding immediately prior to the Effective Time and each share of Class B common stock of the Company, par value $0.01 per share (the “Class B Stock”), issued and outstanding immediately prior to the Effective Time shall be reclassified into one share of common stock of the Company, par value $0.01 per share and having one vote per share upon all matters brought before any meeting of the Shareholders (the “Common Stock”), and shall continue in existence as an issued and outstanding share of Common Stock.

Based on the 7,167,506 shares of Class A Stock and 50,620,023 shares of Class B Stock issued and outstanding as of August 18, 2015, prior to the closing of the proposed Reclassification, the Class A Stock represents approximately 12% of the economic interest and approximately 74% of the voting interest in the Company, and the Class B Stock represents approximately 88% of the economic interest and approximately 26% of the voting interest in the Company. Immediately following the closing of the Reclassification, the holders of the existing Class A Stock are expected to own Common Stock representing approximately 12% of the economic and voting interest in the Company and the holders of the existing Class B Stock are expected to own Common Stock representing approximately 88% of the economic and voting interest in the Company. The Company expects to complete the Reclassification during the fourth quarter of 2015 or the first quarter of 2016.

The closing of the Reclassification is subject to customary conditions, including, among others, the approval of the Company’s shareholder’s required pursuant to the Connecticut Business Corporations Act, the effectiveness of the Company’s registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission in connection with the Reclassification, approval by the New York Stock Exchange of the listing of the shares of Common Stock into which the Class A Stock and the Class B Stock will be reclassified, the accuracy of the representations and warranties of each party (subject to specified materiality standards) and material compliance by each party with its obligations under the Agreement. The Agreement contains customary representations, warranties and covenants of each of the parties thereto for a transaction of this type.

Subject to specified exceptions, the Trustee has agreed to vote all of the Trusts’ shares of Class A Stock, representing approximately 49% of the outstanding shares of Class A Stock and approximately 36% of the total voting power of all outstanding shares of Class A Stock and Class B Stock, in favor of the Proposed Amendments and against any actions inconsistent with the Reclassification. In addition, the Company and the Trustee have entered into an Irrevocable Proxy, dated as of August 23, 2015, with respect to the voting obligations of the Trustee (the “Irrevocable Proxy”).

The Agreement also includes covenants (i) requiring the Trustee, until the closing of the Reclassification or the termination of the Reclassification Agreement (including termination by the Trustee in the event of a superior proposal for an alternative transaction with respect to the Company that satisfies specified requirements), not to solicit, or enter into discussions with third parties relating to, alternative transactions with respect to the Trusts’ interests in the Company or alternative transactions with respect to the Company, and (ii) unless the Agreement has been terminated prior to the closing, requiring the Company to call and hold a special meeting of shareholders to approve the Proposed Amendments and, subject to certain exceptions, to not withdraw or modify its recommendation of the Proposed Amendments.

The Company has agreed to pay documented out-of-pocket fees of the Trustee’s financial and legal advisors incurred in connection with consummating the Reclassification, up to a maximum amount of $4.0 million, promptly following the closing of the Reclassification or specified events of termination.

From the date of the Agreement and until the second anniversary of the date on which the Agreement closes, the Trustee will remain subject to certain standstill obligations. Pursuant to the standstill, the Trustee may not, among other actions specified in the Agreement: (i) acquire or beneficially own (other than the shares of Class A Stock already held by the Trusts and subject to an exception for certain hedging transactions) any equity securities of the Company (including, from and after the closing, any shares of Common Stock) or any options, warrants, swaps, forward contracts or other derivative instruments with respect thereto (“Company Securities”), (ii) make any director nomination or shareholder proposal with respect to the Company, (iii) act, whether alone or with others, to propose certain transactions involving the Company (or knowingly facilitate or encourage any person(s) proposing certain transactions involving the Company), (iv) deposit any Company Securities in a voting trust or similar arrangement or enter into or subjecting any Company Securities to any voting agreement or similar arrangement, (v) act as a financing source for, or facilitate any financing by, any other person(s) in connection with any of the foregoing or (vi) form or join a group with any person(s) in connection with the taking of any action set forth in the standstill, or act together with or knowingly encourage any person or group in taking any such actions.

Subject to the Trustee’s obligation before the closing of the Reclassification to vote in favor of the Proposed Amendments and against any actions inconsistent with the Reclassification, the standstill does not restrict the Trustee or the Trusts from voting for or against, granting proxies, written consents or ballots in relation to, tendering into or abstaining from taking any action in connection with transactions, proposals or other matters initiated and coordinated by other persons unaffiliated with the Trustee and the Trusts and acting independently of, and not in conjunction with or at the behest or instigation of, the Trustee and the Trusts.

The Agreement contains certain termination rights, including the right of either party to terminate the Agreement if the Reclassification does not occur by August 23, 2016, the right of either party to terminate for specified breaches of the other party, subject to a cure period, and the right of the Trustee and the Company to terminate the Agreement in the event of a superior proposal for an alternative transaction with respect to the Company (subject to certain requirements under the Agreement).

The foregoing descriptions of the Agreement and the Irrevocable Proxy do not purport to be complete and are qualified in their entirety by reference to the Agreements. The form of the Proposed Amendments, the Agreement and the Irrevocable Proxy are filed as Exhibits 3.1, 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On August 23, 2015, the board of directors of the Company authorized the repurchase of an additional $250 million of Common Stock (excluding any fees, commissions or other expenses related to such repurchases), bringing the Company’s overall share repurchase authorization to $400 million. Unless extended, the foregoing authorization will expire on October 21, 2017.

On August 24, 2015, the Company issued a press release announcing the matters discussed in this current report on Form 8-K. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

3.1	Form of Amended & Restated Certificate of Incorporation of Hubbell Incorporated.

10.1	Reclassification Agreement, dated as of August 23, 2015, by and between Hubbell Incorporated and Bessemer Trust Company, N.A. in its capacity as trustee of the Louie E. Roche Trust and the Harvey Hubbell Trust.

10.2	Irrevocable Proxy, dated as of August 23, 2015, by and between Hubbell Incorporated and Bessemer Trust Company, N.A. in its capacity as trustee of the Louie E. Roche Trust and the Harvey Hubbell Trust.

99.1	Press Release, dated August 24, 2015, relating to the proposed recapitalization.

Forward-Looking Statements

This document contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These include statements about our expected future actions and are based on our reasonable current expectations. In addition, all statements regarding the reclassification or share repurchase and expected associated costs and benefits, the likelihood of satisfaction of certain conditions to the completion of the reclassification, whether and when the reclassification will be completed and expected future financial performance are forward looking. Forward-looking statements may be identified by the use of words, such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “should”, “plan”, “estimated”, “predict”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending,” “target”, “goals”, “scheduled”, “will likely be”, and similar words and phrases. Discussions of strategies, plans or intentions often contain forward-looking statements. Important factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include, but are not limited to: failure to receive the requisite approvals of our shareholders necessary to achieve the reclassification; any other delays with respect to, or the failure to complete, the reclassification; the ability to carry out future transactions and strategic investments, as well as the acquisition related costs; unanticipated difficulties realizing expected benefits anticipated when entering into a transaction; future repurchases of common stock; any changes in accounting principles, interpretations, or estimates; and the factors described in our Securities and Exchange Commission filings, including the “Business”, “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Any such forward-looking statements are not guarantees of future performances and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. The Company disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

Additional Information

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will contain a proxy statement/prospectus in connection with the proposed reclassification. Shareholders are urged to read the proxy statement/prospectus when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when available), as well as other filings containing information about the Company, without charge, at the SEC’s website, www.sec.gov, and on the Investor Relations page of Hubbell’s website at http://www.hubbell.com/Investor/SECFilings.aspx. Copies of the proxy statement/prospectus and other Company filings with the SEC can also be obtained, without charge, by directing a request to Hubbell Incorporated Investor Relations, by phone to (475) 882-4000, or in writing to Hubbell Incorporated, 40 Waterview Drive, Shelton, Connecticut, 06484.

The directors and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed reclassification. Information regarding the Company’s directors and executive officers is available in the Company’s most recent proxy statement, dated March 18, 2015, for the Annual Meeting of Shareholders held on May 5, 2015, which was filed with the SEC on March 18, 2015, and the Company’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement/prospectus when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Megan C. Preneta
	Name:	Megan C. Preneta
	Title:	Corporate Secretary and Assistant General Counsel

Date: August 24, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Form of Amended & Restated Certificate of Incorporation of Hubbell Incorporated.

10.1	Reclassification Agreement, dated as of August 23, 2015, by and between Hubbell Incorporated and Bessemer Trust Company, N.A. in its capacity as trustee of the Louie E. Roche Trust and the Harvey Hubbell Trust.

10.2	Irrevocable Proxy, dated as of August 23, 2015, by and between Hubbell Incorporated and Bessemer Trust Company, N.A. in its capacity as trustee of the Louie E. Roche Trust and the Harvey Hubbell Trust.

99.1	Press Release, dated August 24, 2015, relating to the proposed recapitalization.

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